UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 4, 2010

Pegasystems Inc.

(Exact name of registrant as specified in its charter)

Commission File Number:  1-11859

Massachusetts	04-2787865
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

101 Main Street, Cambridge, Massachusetts 02142

(Address of principal executive offices, including zip code)

617-374-9600

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders

The Annual Meeting of Stockholders of Pegasystems Inc. (the "Company") was held on June 4, 2010. The following matters were voted upon:

First, the stockholders elected the following individuals to serve on the Company's Board of Directors until its 2011 Annual Meeting of Stockholders and until their successors are duly elected and qualified:

	Craig Conway	Peter Gyenes	Richard Jones	Steven Kaplan	James O'Halloran	Alan Trefler	William Wyman
FOR	23,507,578	32,693,784	32,485,037	32,572,380	32,413,391	32,496,046	32,692,029
AGAINST	9,285,057	98,851	307,760	220,472	378,461	296,606	99,406
ABSTAIN	2,619	2,619	2,457	2,402	3,402	2,602	3,819
NON VOTES	2,634,362	2,634,362	2,634,362	2,634,362	2,634,362	2,634,362	2,634,362

Second, the stockholders ratified the Audit Committee's selection of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the year ending December 31, 2010, with 35,200,714 votes "FOR", 227,523 votes "AGAINST" and 1,379 votes "ABSTAIN".

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pegasystems Inc.

Date: June 8, 2010	By:	/s/ Shawn Hoyt
Shawn Hoyt
General Counsel and Secretary